UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of the earliest event reported): August 29, 2018

K2M GROUP HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	001-36443	27-2977810
(State of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

600 Hope Parkway, SE

Leesburg, Virginia 20175

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (703) 777-3155

Not Applicable

(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 1.01 Entry Into a Material Definitive Agreement

On August 29, 2018, K2M Group Holdings, Inc., a Delaware corporation (“K2M”), Stryker Corporation, a Michigan corporation (“Stryker”), and Austin Merger Sub Corp., a Delaware corporation and a wholly owned subsidiary of Stryker (“Merger Sub”), entered into an Agreement and Plan of Merger (the “Merger Agreement”), pursuant to which, on the terms and subject to the conditions set forth in the Merger Agreement, Merger Sub will merge with and into K2M (the “Merger”), with K2M continuing as the surviving corporation in the Merger and as a direct or indirect wholly owned subsidiary of Stryker. The boards of directors of each of K2M and Stryker have approved the Merger Agreement.

On the terms and subject to the conditions set forth in the Merger Agreement, at the effective time of the Merger (the “Effective Time”), and as a result of the Merger, each share of common stock of K2M (“K2M Common Stock”) that is issued and outstanding immediately prior to the Effective Time (other than (i) shares of K2M Common Stock held by K2M as treasury stock or held directly by Stryker or any subsidiary of Stryker (including Merger Sub) immediately prior to the Effective Time (which will be canceled without payment of any consideration) and (ii) shares of K2M Common Stock for which appraisal rights have been properly exercised and perfected and not withdrawn) will be converted into the right to receive $27.50 in cash (the “Merger Consideration”).

Pursuant to the Merger Agreement, as of the Effective Time, each option to acquire shares of K2M Common Stock, whether vested or unvested, that is outstanding immediately prior to the Effective Time will be converted into the right to receive an amount in cash (less any applicable withholding taxes) equal to (A) the number of shares of K2M Common Stock subject to such option, multiplied by (B) the excess, if any, of the Merger Consideration over the applicable per share exercise price of such option.

In addition, pursuant to the Merger Agreement, as of the Effective Time, (i) each K2M restricted stock award, whether vested or unvested, that is outstanding immediately prior to the Effective Time will be converted into the right to receive an amount in cash (less any applicable withholding taxes) equal to (A) the number of shares of K2M Common Stock subject to such restricted stock award, multiplied by (B) the Merger Consideration, and (ii) each K2M restricted share unit award, whether vested or unvested, that is outstanding immediately prior to the Effective Time will be converted into the right to receive an amount in cash (less any applicable withholding taxes) equal to (A) the number of shares of K2M Common Stock subject to such restricted share unit award, multiplied by (B) the Merger Consideration.

K2M and Stryker have made customary representations, warranties and covenants in the Merger Agreement, including, among others, covenants that: (i) K2M will conduct its and its subsidiaries’ business in all material respects in the ordinary course of business and in a manner consistent with past practice during the interim period between the execution of the Merger Agreement and the Effective Time, (ii) K2M will not engage in certain types of transactions or take certain actions during such period without the prior consent of Stryker, (iii) K2M will cause a meeting of the K2M stockholders to be held to consider adoption of the Merger Agreement, and (iv) subject to certain customary exceptions, the board of directors of K2M will recommend adoption of the Merger Agreement by the stockholders of K2M. K2M has also made certain additional customary covenants, including, among others, covenants not to: (i) solicit or knowingly encourage any inquiries with respect to certain alternative business combination transactions or (ii) subject to certain exceptions designed to allow the board of directors of K2M to fulfill its fiduciary duties to K2M’s stockholders (described further below), engage in any discussions concerning, or provide any confidential information to, any person relating to certain alternative business combination transactions.

Prior to the adoption of the Merger Agreement by K2M’s stockholders, (i) the board of directors of K2M may, in certain circumstances, effect a Company Adverse Recommendation Change (as defined in the Merger Agreement) and (ii) with respect to a Company Superior Proposal (as defined in the Merger Agreement), K2M may terminate the Merger Agreement to concurrently enter into a definitive agreement with respect to such Company Superior Proposal, provided that K2M must pay to Stryker a termination fee of $47,600,000 (the “Termination Fee”) prior to or concurrently with such termination. In the event that the board of directors of K2M effects an Adverse Recommendation Change permitted under the Merger Agreement (other than with respect to a Company Superior Proposal), Stryker may terminate the Merger Agreement and receive payment of the Termination Fee. In connection with any such action described in this paragraph, K2M must comply with certain notice and other specified conditions giving Stryker the opportunity to propose revisions to the terms of the transaction contemplated by the Merger Agreement during one or more match right periods and, if requested by Stryker, engaging in good faith negotiations with Stryker during such match right periods.

K2M and Stryker have agreed to use their respective reasonable best efforts to consummate the Merger, including making filings with and seeking approvals from certain governmental entities necessary in connection with the Merger, including under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Act”). In furtherance thereof, Stryker has agreed to accept certain restrictions on the assets of K2M and its subsidiaries, if and to the extent necessary to obtain such approvals, provided that Stryker will not be required to accept such restrictions if they would be material to the business of K2M and its subsidiaries taken as a whole.

Consummation of the Merger is subject to certain customary conditions, including (i) the adoption of the Merger Agreement by the holders of a majority of the outstanding shares of K2M Common Stock (the “Stockholder Approval”), (ii) the absence of any law prohibiting or order preventing the consummation of the Merger, (iii) the expiration or termination of any applicable waiting period under the HSR Act and the receipt of authorization or consent under certain specified antitrust laws, (iv) the absence of a material adverse effect with respect to K2M, and (v) compliance in all material respects on the part of each of K2M and Stryker with such party’s covenants under the Merger Agreement. The obligation of each party to consummate the Merger is also conditioned upon the other party’s representations and warranties being true and correct (subject to certain materiality exceptions). The consummation of the Merger is not subject to a financing condition.

The Merger Agreement contains certain termination rights for both K2M and Stryker, including (i) in the event that the Stockholder Approval is not obtained at a duly convened meeting of K2M stockholders, (ii) in the event that the Merger is not consummated on or before August 29, 2019 (the “Outside Date”), or (iii) in the event that a governmental authority has issued a final and non-appealable order that prohibits the Merger. The Merger Agreement also provides for certain additional termination rights and provides that, upon termination of the Merger Agreement in certain circumstances, including if the Merger Agreement is terminated by Stryker in the event the board of directors of K2M effects a Company Adverse Recommendation Change, or by K2M in accordance with, and subject to, the terms of the Merger Agreement to enter into a definitive agreement with respect to a Company Superior Proposal, K2M would be required to pay Stryker the Termination Fee. In no circumstance will K2M be obligated to pay more than one Termination Fee.

The foregoing descriptions of the Merger, the Merger Agreement and the transactions contemplated thereby do not purport to be complete and are subject to, and qualified in their entirety by reference to, the full text of the Merger Agreement, which is attached hereto as Exhibit 2.1 and incorporated herein by reference.

The Merger Agreement governs the contractual rights between the parties in relation to the Merger. The Merger Agreement has been filed as an exhibit to this Current Report on Form 8-K to provide investors with information regarding the terms of the Merger Agreement and is not intended to provide, modify or supplement any information about Stryker, Merger Sub, K2M or any of their respective subsidiaries or affiliates, or their respective businesses. In particular, the Merger Agreement is not intended to be, and should not be relied upon as, disclosures regarding any facts and circumstances relating to Stryker or K2M. The representations and warranties contained in the Merger Agreement have been negotiated with the principal purpose of establishing the circumstances in which a party may have the right not to consummate the Merger if the representations and warranties of the other party prove to be untrue due to a change in circumstance or otherwise, and allocating risk between the parties, rather than establishing matters as facts. The representations and warranties may also be subject to contractual standards of materiality that may be different from those generally applicable under the securities laws.

Item 8.01 Other Events

On August 30, 2018, K2M issued a press release announcing the transactions described in Item 1.01 above. A copy of the press release is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of August 29, 2018, by and among K2M Group Holdings, Inc., Stryker Corporation and Austin Merger Sub Corp.*

99.1	Press Release dated August 30, 2018

*	Schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. K2M Group Holdings, Inc. agrees to furnish supplementally to the SEC a copy of any omitted schedule upon request.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. We intend for these forward-looking statements to be covered by the safe harbor provisions of the federal securities laws relating to forward-looking statements. These forward-looking statements include statements relating to the expected timing, completion and effects of the proposed merger, as well as other statements representing management’s beliefs about, future events, transactions, strategies, operations and financial results, including, without limitation, our expectations with respect to the costs and other anticipated financial impacts of the merger; future financial and operating results of K2M Group Holdings, Inc. (“K2M”); K2M’s plans, objectives, expectations and intentions with respect to future operations and services; required approvals to complete the merger by our stockholders and by governmental regulatory authorities, and the timing and conditions for such approvals; the stock price of K2M prior to the consummation of the transactions; and the satisfaction of the closing conditions to the proposed merger. Such forward-looking statements often contain words such as “assume,” “will,” “anticipate,” “believe,” “predict,” “project,” “potential,” “contemplate,” “plan,” “forecast,” “estimate,” “expect,” “intend,” “is targeting,” “may,” “should,” “would,” “could,” “goal,” “seek,” “hope,” “aim,” “continue” and other similar words or expressions or the negative thereof or other variations thereon. Forward-looking statements are made based upon management’s current expectations and beliefs and are not guarantees of future performance. Such forward-looking statements involve numerous assumptions, risks and uncertainties that may cause actual results to differ materially from those expressed or implied in any such statements. Our actual business, financial condition or results of operations may differ materially from those suggested by forward-looking statements as a result of risks and uncertainties which include, among others, those risks and uncertainties described in any of our filings with the Securities and Exchange Commission (the “SEC”). Certain other factors which may impact our business, financial condition or results of operations or which may cause actual results to differ from such forward-looking statements are discussed or included in our periodic reports filed with the SEC and are available on our website at www.k2m.com under “Investor Relations.” You are urged to carefully consider all such factors. Although it is believed that the expectations reflected in such forward-looking statements are reasonable and are expressed in good faith, such expectations may not prove to be correct and persons reading this Current Report on Form 8-K are therefore cautioned not to place undue reliance on these forward-looking statements which speak only to expectations as of the date of this Current Report on Form 8-K. We do not undertake or plan to update or revise forward-looking statements to reflect actual results, changes in plans, assumptions, estimates or projections, or other circumstances occurring after the date of this Current Report on Form 8-K, even if such results, changes or circumstances make it clear that any forward-looking information will not be realized. If we make any future public statements or disclosures which modify or impact any of the forward-looking statements contained in or accompanying this Current Report on Form 8-K, such statements or disclosures will be deemed to modify or supersede such statements in this Current Report on Form 8-K.

Additional Information and Where to Find It

This Current Report on Form 8-K does not constitute an offer to buy or sell or the solicitation of an offer to buy or sell any securities or a solicitation of any vote or approval. This Current Report on Form 8-K relates to a proposed acquisition of K2M by Stryker Corporation. In connection with this proposed acquisition, K2M plans to file one or more proxy statements or other documents with the SEC. This Current Report on Form 8-K is not a substitute for any proxy statement or other document K2M may file with the SEC in connection with the proposed transaction. INVESTORS AND SECURITY HOLDERS OF K2M ARE URGED TO READ THE PROXY STATEMENT AND OTHER DOCUMENTS THAT MAY BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Any definitive proxy statement(s) (if and when available) will be mailed to stockholders of K2M. Investors and security holders will be able to obtain free copies of these documents (if and when available) and other documents filed with the SEC by K2M through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by K2M will be available free of charge on K2M’s internet website at www.k2m.com or upon written request to: Secretary, K2M Group Holdings, Inc., 600 Hope Parkway, SE, Leesburg, Virginia 20175, or by telephone at (703) 777-3155.

Participants in Solicitation

K2M, its directors and certain of its executive officers may be considered participants in the solicitation of proxies in connection with the proposed transaction. Information regarding the persons who may, under the rules of the SEC, be deemed participants in such solicitation in connection with the proposed merger will be set forth in the proxy statement if and when it is filed with the SEC. Information about the directors and executive officers of K2M is set forth in its Annual Report on Form 10-K for the fiscal year ended December 31, 2017, which was filed with the SEC on March 1, 2018, its proxy statement for its 2018 annual meeting of stockholders, which was filed with the SEC on April 20, 2018, its Quarterly Reports on Form 10-Q for the quarterly periods ended March 31, 2018 and June 30, 2018, which were filed with the SEC on May 2, 2018 and August 2, 2018, respectively, and its Current Reports on Form 8-K or Form 8-K/A, which were filed with the SEC on January 8, 2018, January 9, 2018, February 28, 2018, March 29, 2018, May 1, 2018, June 11, 2018, June 14, 2018, June 18, 2018 and August 1, 2018.

These documents can be obtained free of charge from the sources indicated above. Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement and other relevant materials to be filed with the SEC when they become available.

K2M Group Holdings, Inc.

600 Hope Parkway, SE

Leesburg, Virginia 20175

Tel. (703) 777-3155

www.k2m.com

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

K2M GROUP HOLDINGS, INC.

Date: August 30, 2018	By:	/s/ ERIC D. MAJOR
	Name:	Eric D. Major
	Title	President and Chief Executive Officer